SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported) JUNE 17, 1999


                            DELTA FUNDING CORPORATION
               -------------------------------------------------
             (Exact name of registrant as specified in its charter)


       NEW YORK                     333-51545            11-2609517
---------------------------        ------------          -------------
(State or other jurisdiction       (Commission           (IRS Employer
 of incorporation)                 File Number)          ID Number)


1000 WOODBURY ROAD, WOODBURY,  NEW YORK                              11797
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(Address of principal executive offices)                            (Zip Code)

Registrant's Telephone Number,
 including area code:                                          (516) 364-8500


                                       N/A
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          (Former name or former address, if changed since last report)

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Item 5. OTHER EVENTS.

          This Current Report on Form 8-K is being filed to file a copy of Amendment 1 dated as of July 13, 1999 to the Pooling and Servicing Agreement dated as of May 31, 1999, among Delta Funding Corporation, as seller and servicer, The First National Bank of Chicago, as trustee and Norwest Bank Minnesota, National Association as securities administrator (the "Pooling and Servicing Agreement"), in connection with the issuance by Delta Funding Home Equity Loan Trust 1999-2 of Home Equity Loan Asset-Backed Certificates, Series 1999-2.


Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1 Amendment No. 1 to Pooling and Servicing Agreement.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            DELTA FUNDING CORPORATION


                                            By:/s/ LEE MILLER
                                               --------------------------
                                               Name:  Lee Miller
                                               Title: Senior Vice President


Dated: August 19, 1999


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                                  EXHIBIT INDEX

EXHIBIT                                                             PAGE

99.1      Amendment No. 1 to the Pooling and Servicing Agreement.